                                                                    EXHIBIT 21.1

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING MARCH 31, 2005

The information which is required to be prepared with respect to the Payment Date of April 20, 2005 and with respect to the performance of the Trust during the period of March 1, 2005 through March 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder.......   $                -
                                                                                                      ------------------
    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ......   $                -
                                                                                                      ------------------
    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ......   $                -
                                                                                                      ------------------
    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ......   $                -
                                                                                                      ------------------
II.   Information regarding the current monthly interest distribution to the
      Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .....................              2.58333
                                                                                                      ------------------
    2.  The amount of distribution in respect to the Class B Monthly Interest .....................              2.95833
                                                                                                      ------------------
    3.  The amount of distribution in respect to the Class C Monthly Interest .....................              3.58333
                                                                                                      ------------------
    4.  The amount of distribution in respect to the Class D Monthly Interest .....................              5.70833
                                                                                                      ------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder......................              2.58333
                                                                                                      ------------------
    2.  The total amount of distribution in respect to the Class B Noteholder......................              2.95833
                                                                                                      ------------------
    3.  The total amount of distribution in respect to the Class C Noteholder......................              3.58333
                                                                                                      ------------------
    4.  The total amount of distribution in respect to the Class D Noteholder......................              5.70833
                                                                                                      ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date .................................................   $   733,046,508.73
                                                                                                      ------------------
    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date .............................   $    59,089,949.98
                                                                                                      ------------------
    3. Recoveries for the preceding Monthly Period ................................................   $     4,262,958.84
                                                                                                      ------------------
    4. The Defaulted Amount for the preceding Monthly Period ......................................   $    17,123,181.52
                                                                                                      ------------------
    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period                                                                 4.80%
                                                                                                      ------------------
    6. The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period .............................................................................   $ 3,178,965,891.72
                                                                                                      ------------------
    7. The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period..............................................................................   $ 3,135,065,818.29
                                                                                                      ------------------
    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period...................................................   $    55,306,583.04
                                                                                                      ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
    last day of the preceding Monthly Period.........................................................     $    56,405,964.47
                                                                                                          ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
    day of the preceding Monthly Period .............................................................     $ 2,519,750,000.00
                                                                                                          ------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period ......................     $   615,315,818.29
                                                                                                          ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period ....................                  19.63%
                                                                                                          ------------------
13. The Required Transferor Percentage ..............................................................                   6.00%
                                                                                                          ------------------
14. The Required Transferor Interest ................................................................     $   188,103,949.10
                                                                                                          ------------------
15. The monthly principal payment rate for the preceding Monthly Period .............................                 23.059%
                                                                                                          ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.....     $                -
                                                                                                          ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage       Aggregate
                                                of Total         Account
                                               Receivables       Balance
(a) Delinquent between 30 days and 59 days       1.184%      $ 37,796,430.52
(b) Delinquent between 60 days and 89 days       1.106%      $ 35,300,540.21
(c) Delinquent between 90 days and 119 days      0.806%      $ 25,711,914.12
(d) Delinquent between 120 days and 149 days     0.614%      $ 19,597,829.62
(e) Delinquent between 150 days and 179 days     0.581%      $ 18,539,996.18
(f) Delinquent 180 days or greater               0.000%      $             -
                                                 -----       ---------------
(g) Aggregate                                    4.291%      $136,946,710.65
                                                 =====       ===============

V.    Information regarding Series 2000-C


1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
    Series 2000-C as of the last day of the related Monthly Period .........................                  $   400,000,000.00
                                                                                                              ------------------
2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
    Amount of Series 2000-C on the last day of the related Monthly Period ..................                  $   400,000,000.00
                                                                                                              ------------------
                                                                                               NOTE FACTORS
3.  The amount of Principal Receivables in the Trust represented by the Class A Note
    Principal Balance on the last day of the related Monthly Period.........................      1.0000      $   320,000,000.00
                                                                                                              ------------------
4.  The amount of Principal Receivables in the Trust represented by the Class B Note
    Principal Balance on the last day of the related Monthly Period.........................      1.0000      $    38,000,000.00
                                                                                                              ------------------
5.  The amount of Principal Receivables in the Trust represented by the Class C Note
    Principal Balance on the last day of the related Monthly Period.........................      1.0000      $    28,000,000.00
                                                                                                              ------------------
6.  The amount of Principal Receivables in the trust represented by the Class D Note
    Principal Balance on the last day of the related Monthly Period.........................      1.0000      $    14,000,000.00
                                                                                                              ------------------
7.  The Floating Investor Percentage with respect to the period:

March 1, 2005 through March 31, 2005                                                                                  12.5827081%
                                                                                                              ------------------
8.  The Fixed Investor Percentage with respect to the period:

March 1, 2005 through March 31, 2005                                                                                         N/A
                                                                                                              ------------------
9.  The amount of Investor Principal Collections applicable to Series 2000-C................                  $    92,237,102.43
                                                                                                              ------------------
10a.  The amount of Available Finance Charge Collections on deposit in the Collection
    Account on the related Payment Date ....................................................                  $     5,339,480.32
                                                                                                              ------------------
10b.  The amount of Available Finance Charge Collections not on deposit in the Collection
    Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture.                  $     2,106,454.56
                                                                                                              ------------------
11. The Investor Default Amount for the related Monthly Period .............................                  $     2,154,559.92
                                                                                                              ------------------
12. The Monthly Servicing Fee for the related Monthly Period ...............................                  $       666,666.67
                                                                                                              ------------------

13. Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period....................................                22.33%
                                                                                               ------------------
        b. The default rate for the related Monthly Period..................................                 6.46%
                                                                                               ------------------
        c. The Net Portfolio Yield for the related Monthly Period ..........................                15.87%
                                                                                               ------------------
        d. The Base Rate for the related Monthly Period ....................................                 5.36%
                                                                                               ------------------
        e. The Excess Spread Percentage for the related Monthly Period .....................                10.51%
                                                                                               ------------------
        f. The Quarterly Excess Spread Percentage for the related Monthly Period ...........                 9.62%
                                                                                               ------------------
             i) Excess Spread Percentage related to          Mar-05                                         10.51%
                                                                                               ------------------
             ii) Excess Spread Percentage related to         Feb-05                                          9.01%
                                                                                               ------------------
             iii) Excess Spread Percentage related to        Jan-05                                          9.33%
                                                                                               ------------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from  March 21, 2005 through and  including April 19, 2005                  2.85000%
                                                                                               ------------------
15. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws for the
           related Payment Date) ...........................................................   $                -
                                                                                               ------------------
        b. The Accumulation Shortfall with respect to the related Monthly Period ...........   $                -
                                                                                               ------------------
        c. The Principal Funding Investment Proceeds deposited in the Collection
           Account to be treated as Available Finance Charge Collections ...................   $                -
                                                                                               ------------------
16. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date
           (after taking into consideration deposits and withdraws for the related Payment
           Date)............................................................................   $                -
                                                                                               ------------------
        b. The Reserve Draw Amount for the related Monthly Period deposited into the
           Collection Account to be treated as Available Finance Charge Collections.........   $                -
                                                                                               ------------------
        c. Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections....................   $                -
                                                                                               ------------------
17. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date .........   $     7,000,000.00
                                                                                               ------------------
        b. The Available Cash Collateral Account Amount on the related Payment Date ........   $     7,000,000.00
                                                                                               ------------------
18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .....   $                -
                                                                                               ------------------
        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .....   $                -
                                                                                               ------------------
19. The Monthly Principal Reallocation Amount for the related Monthly Period ...............   $                -
                                                                                               ------------------

             Advanta Bank Corp.
             as Servicer

             By: /s/ MICHAEL COCO
             Name: Michael Coco
             Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING MARCH 31, 2005

The information which is required to be prepared with respect to the Payment Date of April 20, 2005 and with respect to the performance of the Trust during the period of March 1, 2005 through March 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal payment to the Class A Noteholder........                      -
                                                                                                            --------------------
         2.  The amount of distribution in respect to principal payment to the Class B Noteholder .......                      -
                                                                                                            --------------------
         3.  The amount of distribution in respect to principal payment to the Class C Noteholder .......                      -
                                                                                                            --------------------
         4.  The amount of distribution in respect to principal payment to the Class D Noteholder .......                      -
                                                                                                            --------------------

II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest ......................                2.62500
                                                                                                            --------------------
         2.  The amount of distribution in respect to the Class B Monthly Interest ......................                3.08333
                                                                                                            --------------------
         3.  The amount of distribution in respect to the Class C Monthly Interest ......................                3.66667
                                                                                                            --------------------
         4.  The amount of distribution in respect to the Class D Monthly Interest ......................                6.54167
                                                                                                            --------------------
III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
      $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholder.......................                2.62500
                                                                                                            --------------------
         2.  The total amount of distribution in respect to the Class B Noteholder.......................                3.08333
                                                                                                            --------------------
         3.  The total amount of distribution in respect to the Class C Noteholder.......................                3.66667
                                                                                                            --------------------
         4.  The total amount of distribution in respect to the Class D Noteholder.......................                6.54167
                                                                                                            --------------------
IV.   Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to Principal Receivables for the
            Monthly Period preceding such Payment Date ..................................................   $     733,046,508.73
                                                                                                            --------------------
         2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
            Receivables for the Monthly Period preceding such Payment Date ..............................   $      59,089,949.98
                                                                                                            --------------------
         3. Recoveries for the preceding Monthly Period .................................................   $       4,262,958.84
                                                                                                            --------------------
         4. The Defaulted Amount for the preceding Monthly Period .......................................   $      17,123,181.52
                                                                                                            --------------------
         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
            Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
            Receivables for the preceding Monthly Period.................................................                   4.80%
                                                                                                            --------------------
         6. The total amount of Principal Receivables in the trust at the beginning of the preceding
            Monthly Period ..............................................................................   $   3,178,965,891.72
                                                                                                            --------------------
         7. The total amount of Principal Receivables in the trust as of the last day of the preceding
            Monthly Period...............................................................................   $   3,135,065,818.29
                                                                                                            --------------------
         8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
            beginning of the preceding Monthly Period....................................................   $      55,306,583.04
                                                                                                            --------------------

9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
   day of the preceding Monthly Period..........................................................   $      56,405,964.47
                                                                                                   --------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
    day of the preceding Monthly Period ........................................................   $   2,519,750,000.00
                                                                                                   --------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period .................   $     615,315,818.29
                                                                                                   --------------------
12. The transferor percentage as of the last day of the preceding Monthly Period ...............                  19.63%
                                                                                                   --------------------
13. The Required Transferor Percentage .........................................................                   6.00%
                                                                                                   --------------------
14. The Required Transferor Interest ...........................................................   $     188,103,949.10
                                                                                                   --------------------
15. The monthly principal payment rate for the preceding Monthly Period ........................                 23.059%
                                                                                                   --------------------
16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
    Period......................................................................................   $                  -
                                                                                                   --------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage      Aggregate
                                                 of Total        Account
                                               Receivables       Balance
(a) Delinquent between 30 days and 59 days        1.184%     $  37,796,430.52
(b) Delinquent between 60 days and 89 days        1.106%     $  35,300,540.21
(c) Delinquent between 90 days and 119 days       0.806%     $  25,711,914.12
(d) Delinquent between 120 days and 149 days      0.614%     $  19,597,829.62
(e) Delinquent between 150 days and 179 days      0.581%     $  18,539,996.18
(f) Delinquent 180 days or greater                0.000%     $              -
                                                  -----      ----------------
(g) Aggregate                                     4.291%     $ 136,946,710.65
                                                  =====      ================

V.    Information regarding Series 2001-A

1.  The amount of Principal Receivables in the Trust represented by the Invested
    Amount of Series 2001-A as of the last day of the related Monthly Period.........                  $ 300,000,000.00
                                                                                                       ----------------
2.  The amount of Principal Receivables in the Trust represented by the Adjusted
    Invested Amount of Series 2001-A on the last day of the related Monthly Period...                  $ 300,000,000.00
                                                                                                       ----------------
                                                                                        NOTE FACTORS
3.  The amount of Principal Receivables in the Trust represented by the Class A Note
    Principal Balance on the last day of the related Monthly Period..................      1.0000      $ 240,000,000.00
                                                                                                       ----------------
4.  The amount of Principal Receivables in the Trust represented by the Class B Note
    Principal Balance on the last day of the related Monthly Period..................      1.0000      $  28,500,000.00
                                                                                                       ----------------
5.  The amount of Principal Receivables in the Trust represented by the Class C Note
    Principal Balance on the last day of the related Monthly Period..................      1.0000      $  21,000,000.00
                                                                                                       ----------------
6.  The amount of Principal Receivables in the trust represented by the Class D Note
    Principal Balance on the last day of the related Monthly Period..................      1.0000      $  10,500,000.00
                                                                                                       ----------------
7.  The Floating Investor Percentage with respect to the period:

March 1, 2005 through March 31, 2005                                                                          9.4370311%
                                                                                                       ----------------
8.  The Fixed Investor Percentage with respect to the period:

March 1, 2005 through March 31, 2005                                                                                N/A
                                                                                                       ----------------
9.  The amount of Investor Principal Collections applicable to Series 2001-A.........                  $  69,177,826.98
                                                                                                       ----------------
10a. The amount of Available Finance Charge Collections on deposit in the Collection
    Account on the related Payment Date..............................................                  $   4,004,610.26
                                                                                                       ----------------
10b. The amount of Available Finance Charge Collections not on deposit in the
    Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
    Master Indenture.................................................................                  $   1,579,840.90
                                                                                                       ----------------
11. The Investor Default Amount for the related Monthly Period ......................                  $   1,615,919.97
                                                                                                       ----------------
12.  The Monthly Servicing Fee for the related Monthly Period .......................                  $     500,000.00
                                                                                                       ----------------

13. Trust yields for the related Monthly Period

     a. The cash yield for the related Monthly Period..........................................            22.33%
                                                                                                  --------------
     b. The default rate for the related Monthly Period........................................             6.46%
                                                                                                  --------------
     c. The Net Portfolio Yield for the related Monthly Period ................................            15.87%
                                                                                                  --------------
     d. The Base Rate for the related Monthly Period ..........................................             5.45%
                                                                                                  --------------
     e. The Excess Spread Percentage for the related Monthly Period ...........................            10.42%
                                                                                                  --------------
     f. The Quarterly Excess Spread Percentage for the related Monthly Period .................             9.53%
                                                                                                  --------------
           i) Excess Spread Percentage related to            Mar-05                                        10.42%
                                                                                                  --------------
           ii) Excess Spread Percentage related to           Feb-05                                         8.93%
                                                                                                  --------------
           iii) Excess Spread Percentage related to          Jan-05                                         9.23%
                                                                                                  --------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from  March 21, 2005 through and including April 19, 2005                  2.85000%
                                                                                                  --------------
15. Principal Funding Account

     a. The amount on deposit in the Principal Funding Account on the related
        Payment Date (after taking into consideration deposits and withdraws for the
        related Payment Date) .................................................................   $            -
                                                                                                  --------------
     b. The Accumulation Shortfall with respect to the related Monthly Period .................   $            -
                                                                                                  --------------
     c. The Principal Funding Investment Proceeds deposited in the Collection
        Account to be treated as Available Finance Charge Collections..........................   $            -
                                                                                                  --------------
16. Reserve Account

     a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
        into consideration deposits and withdraws for the related Payment Date)................   $            -
                                                                                                  --------------
     b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
        Account to be treated as Available Finance Charge Collections..........................   $            -
                                                                                                  --------------
     c. Interest earnings on the Reserve Account deposited into the Collection
        Account to be treated as Available Finance Charge Collections..........................   $            -
                                                                                                  --------------
17. Cash Collateral Account

     a. The Required Cash Collateral Account Amount on the related Payment Date ...............   $ 5,250,000.00
                                                                                                  --------------
     b. The Available Cash Collateral Account Amount on the related Payment Date ..............   $ 5,250,000.00
                                                                                                  --------------
18. Investor Charge-Offs

     a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ...........   $            -
                                                                                                  --------------
     b. The aggregate amount of Investor Charge-Offs reimbursed
        on the Payment Date....................................................................   $            -
                                                                                                  --------------
19. The Monthly Principal Reallocation Amount for the related Monthly Period ..................   $            -
                                                                                                  --------------

            Advanta Bank Corp.
            as Servicer

            By: /s/ MICHAEL COCO
            Name: Michael Coco
            Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                          PERIOD ENDING MARCH 31, 2005

The information which is required to be prepared with respect to the Payment Date of April 20, 2005 and with respect to the performance of the Trust during the period of March 1, 2005 through March 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to principal payment to the Class A Noteholder............    $                -
                                                                                                            ------------------
     2. The amount of distribution in respect to principal payment to the Class B Noteholder............    $                -
                                                                                                            ------------------
     3. The amount of distribution in respect to principal payment to the Class C Noteholder............    $                -
                                                                                                            ------------------
     4. The amount of distribution in respect to principal payment to the Class D Noteholder............    $                -
                                                                                                            ------------------
II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to the Class A Monthly Interest...........................               2.54167
                                                                                                            ------------------
     2. The amount of distribution in respect to the Class B Monthly Interest...........................               2.95833
                                                                                                            ------------------
     3. The amount of distribution in respect to the Class C Monthly Interest...........................               3.83333
                                                                                                            ------------------
     4. The amount of distribution in respect to the Class D Monthly Interest...........................               7.79167
                                                                                                            ------------------
III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1. The total amount of distribution in respect to the Class A Noteholder...........................               2.54167
                                                                                                            ------------------
     2. The total amount of distribution in respect to the Class B Noteholder...........................               2.95833
                                                                                                            ------------------
     3. The total amount of distribution in respect to the Class C Noteholder...........................               3.83333
                                                                                                            ------------------
     4. The total amount of distribution in respect to the Class D Noteholder...........................               7.79167
                                                                                                            ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

     1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
        Period preceding such Payment Date..............................................................    $   733,046,508.73
                                                                                                            ------------------
     2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date..................................    $    59,089,949.98
                                                                                                            ------------------
     3. Recoveries for the preceding Monthly Period.....................................................    $     4,262,958.84
                                                                                                            ------------------
     4. The Defaulted Amount for the preceding Monthly Period...........................................    $    17,123,181.52
                                                                                                            ------------------
     5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
        Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
        Receivables for the preceding Monthly Period....................................................                  4.80%
                                                                                                            ------------------
     6. The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period..................................................................................    $ 3,178,965,891.72
                                                                                                            ------------------
     7. The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period..................................................................................      3,135,065,818.29
                                                                                                            ------------------
     8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period.......................................................    $    55,306,583.04
                                                                                                            ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
    day of the preceding Monthly Period.............................................................    $    56,405,964.47
                                                                                                        ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
    last day of the preceding Monthly Period........................................................    $ 2,519,750,000.00
                                                                                                        ------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period......................    $   615,315,818.29
                                                                                                        ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period....................                 19.63%
                                                                                                        ------------------
13. The Required Transferor Percentage..............................................................                  6.00%
                                                                                                        ------------------
14. The Required Transferor Interest................................................................    $   188,103,949.10
                                                                                                        ------------------
15. The monthly principal payment rate for the preceding Monthly Period.............................                23.059%
                                                                                                        ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding
    Monthly Period..................................................................................    $                -
                                                                                                        ------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                         Percentage                Aggregate
                                                          of Total                  Account
                                                         Receivables                Balance
(a) Delinquent between 30 days and 59 days                  1.184%              $  37,796,430.52
(b) Delinquent between 60 days and 89 days                  1.106%              $  35,300,540.21
(c) Delinquent between 90 days and 119 days                 0.806%              $  25,711,914.12
(d) Delinquent between 120 days and 149 days                0.614%              $  19,597,829.62
(e) Delinquent between 150 days and 179 days                0.581%              $  18,539,996.18
(f) Delinquent 180 days or greater                          0.000%              $              -
                                                            -----               ----------------
(g) Aggregate                                               4.291%              $ 136,946,710.65
                                                            =====               ================

V. Information regarding Series 2002-A

    1.   The amount of Principal Receivables in the Trust represented by the Invested Amount
         of Series 2002-A as of the last day of the related Monthly Period.....................                  $ 300,000,000.00
                                                                                                                 ----------------
    2.   The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2002-A on the last day of the related Monthly Period........                  $ 300,000,000.00
                                                                                                                 ----------------
                                                                                                  NOTE FACTORS
    3.   The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period.......................      1.0000      $ 240,000,000.00
                                                                                                                 ----------------
    4.   The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period.......................      1.0000      $  27,750,000.00
                                                                                                                 ----------------
    5.   The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period.......................      1.0000      $  21,750,000.00
                                                                                                                 ----------------
    6.   The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period.......................      1.0000      $  10,500,000.00
                                                                                                                 ----------------
    7.   The Floating Investor Percentage with respect to the period:

    March 1, 2005 through March 31, 2005                                                                                9.4370311%
                                                                                                                 ----------------
    8.   The Fixed Investor Percentage with respect to the period:

    March 1, 2005 through March 31, 2005                                                                                      N/A
                                                                                                                 ----------------
    9.   The amount of Investor Principal Collections applicable to Series 2002-A..............                  $ 69,177,826.98
                                                                                                                 ----------------
    10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
         Account on the Related Payment Date to be treated as Servicer Interchange.............                  $      62,500.00
                                                                                                                 ----------------
    10b. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date...................................................                  $   4,005,411.96
                                                                                                                 ----------------
    10c. The amount of Available Finance Charge Collections not on deposit in the
         Collection  Account on the related Payment Date pursuant to Section 8.04(a) of
         the Master Indenture..................................................................                  $   1,517,340.90
                                                                                                                 ----------------
    11.  The Investor Default Amount for the related Monthly Period............................                  $   1,615,919.97
                                                                                                                 ----------------

12. The Monthly Servicing Fee for the related Monthly Period...................................    $   500,000.00
                                                                                                   --------------
13. Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period.........................................             22.34%
                                                                                                   --------------
      b. The default rate for the related Monthly Period.......................................              6.46%
                                                                                                   --------------
      c. The Net Portfolio Yield for the related Monthly Period................................             15.88%
                                                                                                   --------------
      d.  The Base Rate for the related Monthly Period.........................................              5.43%
                                                                                                   --------------
      e.  The Excess Spread Percentage for the related Monthly Period..........................             10.45%
                                                                                                   --------------
      f.  The Quarterly Excess Spread Percentage for the related Monthly Period................              9.55%
                                                                                                   --------------
           i)  Excess Spread Percentage related to                      Mar-05                              10.45%
                                                                                                   --------------
           ii) Excess Spread Percentage related to                      Feb-05                               8.95%
                                                                                                   --------------
           iii)Excess Spread Percentage related to                      Jan-05                               9.25%
                                                                                                   --------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from March 21, 2005 through and including April 19, 2005                    2.85000%
                                                                                                   --------------
15. Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related Payment Date
         (after taking into consideration deposits and withdraws for the related Payment
         Date).................................................................................    $            -
                                                                                                   --------------
      b.  The Accumulation Shortfall with respect to the related Monthly Period................    $            -
                                                                                                   --------------
      c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
         treated as Available Finance Charge Collections ......................................    $            -
                                                                                                   --------------
16. Reserve Account

      a. The amount on deposit in the Reserve Account on the related Payment Date (after
         taking into consideration deposits and withdraws for the related Payment Date)........    $   375,000.00
                                                                                                   --------------
      b. The Reserve Draw Amount for the related Monthly Period deposited into the
         Collection Account to be treated as Available Finance Charge Collections..............    $            -
                                                                                                   --------------
      c. Interest earnings on the Reserve Account deposited the Collection Account to be
         treated as Available Finance Charge Collections.......................................    $       801.70
                                                                                                   --------------
17. Cash Collateral Account

      a.  The Required Cash Collateral Account Amount on the related Payment Date..............      6,000,000.00
                                                                                                   --------------
      b.  The Available Cash Collateral Account Amount on the related Payment Date.............    $ 6,000,000.00
                                                                                                   --------------
18. Investor Charge-Offs

      a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period..........    $            -
                                                                                                   --------------
      b.  The aggregate amount of Investor Charge-Offs on the Payment Date.....................    $            -
                                                                                                   --------------
19. The Monthly Principal Reallocation Amount for the related Monthly Period...................    $            -
                                                                                                   --------------

                   Advanta Bank Corp.
                   as Servicer

                   By: /s/ MICHAEL COCO
                   Name: Michael Coco
                   Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                          PERIOD ENDING MARCH 31, 2005

The information which is required to be prepared with respect to the Payment Date of April 20, 2005 and with respect to the performance of the Trust during the period of March 1, 2005 through March 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder......                      -
                                                                                                        ------------------
     2.  The amount of distribution in respect to principal payment to the Class B Noteholder......                      -
                                                                                                        ------------------
     3.  The amount of distribution in respect to principal payment to the Class C Noteholder......                      -
                                                                                                        ------------------
     4.  The amount of distribution in respect to principal payment to the Class D Noteholder......                      -
                                                                                                        ------------------
II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest.....................                2.70833
                                                                                                        ------------------
     2.  The amount of distribution in respect to the Class B Monthly Interest.....................                3.83333
                                                                                                        ------------------
     3.  The amount of distribution in respect to the Class C Monthly Interest.....................                5.29167
                                                                                                        ------------------
     4.  The amount of distribution in respect to the Class D Monthly Interest.....................                9.04167
                                                                                                        ------------------
III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder.....................                2.70833
                                                                                                        ------------------
     2.  The total amount of distribution in respect to the Class B Noteholder.....................                3.83333
                                                                                                        ------------------
     3.  The total amount of distribution in respect to the Class C Noteholder.....................                5.29167
                                                                                                        ------------------
     4.  The total amount of distribution in respect to the Class D Noteholder.....................                9.04167
                                                                                                        ------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period Preceding such Payment Date................................................     $   733,046,508.73
                                                                                                        ------------------
     2.  The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date.............     $    59,089,949.98
                                                                                                        ------------------
     3.  Recoveries for the preceding Monthly Period...............................................     $     4,262,958.84
                                                                                                        ------------------
     4.  The Defaulted Amount for the preceding Monthly Period.....................................     $    17,123,181.52
                                                                                                        ------------------
     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
         is the  average Receivables for the preceding Monthly Period..............................                   4.80%
                                                                                                        ------------------
     6.  The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period..................................................................     $ 3,178,965,891.72
                                                                                                        ------------------
     7.  The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period..................................................................     $ 3,135,065,818.29
                                                                                                        ------------------
     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period.................................................     $    55,306,583.04
                                                                                                        ------------------

9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the
     last day of the preceding Monthly Period.......................................................    $    56,405,964.47
                                                                                                        ------------------

10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
     day of the preceding Monthly Period............................................................    $ 2,519,750,000.00
                                                                                                        ------------------

11.  The Transferor Interest as of the last day of the preceding Monthly Period.....................    $   615,315,818.29
                                                                                                        ------------------
12.  The transferor percentage as of the last day of the preceding Monthly Period...................                 19.63%
                                                                                                        ------------------
13.  The Required Transferor Percentage.............................................................                  6.00%
                                                                                                        ------------------
14.  The Required Transferor Interest...............................................................    $   188,103,949.10
                                                                                                        ------------------
15.  The monthly principal payment rate for the preceding Monthly Period............................                23.059%
                                                                                                        ------------------
16.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly
     Period.........................................................................................    $                -
                                                                                                        ------------------
17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                         Percentage                Aggregate
                                                          of Total                  Account
                                                         Receivables                Balance
                                                         -----------            ----------------
(a) Delinquent between 30 days and 59 days                  1.184%              $  37,796,430.52
(b) Delinquent between 60 days and 89 days                  1.106%              $  35,300,540.21
(c) Delinquent between 90 days and 119 days                 0.806%              $  25,711,914.12
(d) Delinquent between 120 days and 149 days                0.614%              $  19,597,829.62
(e) Delinquent between 150 days and 179 days                0.581%              $  18,539,996.18
(f) Delinquent 180 days or greater                          0.000%              $              -
                                                            -----               ----------------
(g) Aggregate                                               4.291%              $ 136,946,710.65
                                                            =====               ================

V.  Information regarding Series 2003-A

    1.   The amount of Principal Receivables in the Trust  represented by the Invested
         Amount of Series 2003-A as of the last day of the related Monthly Period..............                   $  400,000,000.00
                                                                                                                  ----------------
    2.   The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2003-A on the last day of the related Monthly Period........                   $  400,000,000.00
                                                                                                                  ----------------
                                                                                                   NOTE FACTORS
    3.   The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period.......................       1.0000      $ 320,000,000.00
                                                                                                                  ----------------
    4.   The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period.......................       1.0000      $  37,000,000.00
                                                                                                                    --------------
    5.   The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period.......................       1.0000      $  29,000,000.00
                                                                                                                  ----------------
    6.   The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period.......................       1.0000      $  14,000,000.00
                                                                                                                  ----------------
    7.   The Floating Investor Percentage with respect to the period:

    March 1, 2005 through March 31, 2005                                                                                12.5827081%
                                                                                                                  ----------------
    8.   The Fixed Investor Percentage with respect to the period:

    March 1, 2005 through March 31, 2005                                                                                       N/A
                                                                                                                  ----------------
    9.   The amount of Investor Principal Collections applicable to Series 2003-A..............                   $  92,237,102.43
                                                                                                                   ---------------
    10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
         Account on the Related Payment Date to be treated as Servicer Interchange.............                   $      83,333.33
                                                                                                                  ----------------
    10b. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date...................................................                   $   5,339,480.32
                                                                                                                  ----------------
    10c. The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master
         Indenture.............................................................................                   $   2,023,121.23
                                                                                                                  ----------------
    11.  The Investor Default Amount for the related Monthly Period............................                   $   2,154,559.92
                                                                                                                  ----------------
    12.  The Monthly Servicing Fee for the related Monthly Period..............................                   $     666,666.67
                                                                                                                  ----------------

13. Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period............................           22.33%
                                                                                     -------------

      b. The default rate for the related Monthly Period..........................            6.46%
                                                                                     -------------

      c. The Net Portfolio Yield for the related Monthly Period ..................           15.87%
                                                                                     -------------

      d. The Base Rate for the related Monthly Period ............................            5.87%
                                                                                     -------------

      e. The Excess Spread Percentage for the related Monthly Period..............           10.00%
                                                                                     -------------

      f. The Quarterly Excess Spread Percentage for the related Monthly Period....            9.11%
                                                                                     -------------

            i) Excess Spread Percentage related    Mar-05                                    10.00%
                                                                                     -------------

            ii) Excess Spread Percentage related   Feb-05                                     8.56%
                                                                                     -------------

            iii) Excess Spread Percentage related  Jan-05                                     8.77%
                                                                                     -------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from March 21, 2005 through and including April
19, 2005 .......................................................................           2.85000%
                                                                                     -------------

15. Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related
         Payment Date (after taking into consideration deposits and withdraws
         for the related Payment Date) ...........................................   $           -
                                                                                     -------------

      b. The Accumulation Shortfall with respect to the related Monthly Period ...   $           -
                                                                                     -------------

      c. The Principal Funding Investment Proceeds deposited in the Collection
         Account to be treated as Available Finance Charge Collections ...........   $           -
                                                                                     -------------

16. Reserve Account

      a. The amount on deposit in the Reserve Account on the related Payment
         Date (after taking into consideration deposits and withdraws for the
         related Payment Date) ...................................................   $           -
                                                                                     -------------

      b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
         Collections .............................................................   $           -
                                                                                     -------------

      c. Interest earnings on the Reserve Account deposited into the Collection
         Account to be treated as Available Finance Charge Collections ...........   $           -
                                                                                     -------------
17.  Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment
         Date ....................................................................    8,000,000.00
                                                                                     -------------

      b. The Available Cash Collateral Account Amount on the related Payment
         Date ....................................................................   $8,000,000.00
                                                                                     -------------
18. Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly
         Period ..................................................................   $           -
                                                                                     -------------
      b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment
         Date ....................................................................   $           -
                                                                                     -------------

      19. The Monthly Principal Reallocation Amount for the related Monthly
          Period .................................................................   $           -
                                                                                     -------------

                       Advanta Bank Corp.
                       as Servicer

                       By: /s/ MICHAEL COCO
                       Name: Michael Coco
                       Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                          PERIOD ENDING MARCH 31, 2005

The information which is required to be prepared with respect to the Payment Date of April 20, 2005 and with respect to the performance of the Trust during the period of March 1, 2005 through March 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class
         A Noteholder..............................................................  $                   -
                                                                                     ---------------------

      2. The amount of distribution in respect to principal payment to the Class
         B Noteholder..............................................................  $                   -
                                                                                     ---------------------

      3. The amount of distribution in respect to principal payment to the Class
         C Noteholder..............................................................  $                   -
                                                                                     ---------------------

      4. The amount of distribution in respect to principal payment to the Class
         D Noteholder..............................................................  $                   -
                                                                                     ---------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest.....                2.66667
                                                                                     ---------------------

      2. The amount of distribution in respect to the Class B Monthly Interest.....                3.75000
                                                                                     ---------------------

      3. The amount of distribution in respect to the Class C Monthly Interest.....                5.79167
                                                                                     ---------------------

      4. The amount of distribution in respect to the Class D Monthly Interest.....                9.04167
                                                                                     ---------------------

III.Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A
         Noteholder ...............................................................                2.66667
                                                                                     ---------------------


      2. The total amount of distribution in respect to the Class B
         Noteholder ...............................................................                3.75000
                                                                                     ---------------------

      3. The total amount of distribution in respect to the Class C Noteholder ....                5.79167
                                                                                     ---------------------

      4. The total amount of distribution in respect to the Class D
         Noteholder ...............................................................                9.04167
                                                                                     ---------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

      1. The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date ...........  $      733,046,508.73
                                                                                     ---------------------


      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date .............................................................  $       59,089,949.98
                                                                                     ---------------------

      3. Recoveries for the preceding Monthly Period ..............................  $        4,262,958.84
                                                                                     ---------------------


      4. The Defaulted Amount for the preceding Monthly Period                       $       17,123,181.52
                                                                                     ---------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the
         preceding Monthly Period .................................................                   4.80%
                                                                                     ---------------------

      6. The total amount of Principal Receivables in the trust at the beginning
         of the preceding Monthly Period ..........................................  $    3,178,965,891.72
                                                                                     ---------------------

      7. The total amount of Principal Receivables in the trust as of the last
         day of the preceding Monthly Period ...................................     $    3,135,065,818.29
                                                                                     ---------------------

      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning of the preceding Monthly
         Period ...................................................................  $       55,306,583.04
                                                                                     ---------------------

      9. The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period .............  $       56,405,964.47
                                                                                     ---------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes
    outstanding as of the last day of the preceding Monthly Period ..........  $    2,519,750,000.00
                                                                               ---------------------

11. The Transferor Interest as of the last day of the preceding Monthly
    Period ..................................................................  $      615,315,818.29
                                                                               ---------------------

12. The transferor percentage as of the last day of the preceding Monthly
    Period ..................................................................                  19.63%
                                                                               ---------------------

13. The Required Transferor Percentage ......................................                   6.00%
                                                                               ---------------------

14. The Required Transferor Interest                                           $      188,103,949.10
                                                                               ---------------------

15. The monthly principal payment rate for the preceding Monthly Period .....                 23.059%
                                                                               ---------------------

16. The balance in the Excess Funding Account as of the last day of the
    preceding Monthly Period ................................................  $                   -
                                                                               ---------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
    Period preceding such Payment Date:

                                              Percentage      Aggregate
                                              of Total        Account
                                              Receivables     Balance
(a) Delinquent between 30 days and 59 days     1.184%      $ 37,796,430.52
(b) Delinquent between 60 days and 89 days     1.106%      $ 35,300,540.21
(c) Delinquent between 90 days and 119 days    0.806%      $ 25,711,914.12
(d) Delinquent between 120 days and 149 days   0.614%      $ 19,597,829.62
(e) Delinquent between 150 days and 179 days   0.581%      $ 18,539,996.18
(f) Delinquent 180 days or greater             0.000%      $             -
                                              ------       ---------------
(g) Aggregate                                  4.291%      $136,946,710.65
                                              ======       ===============

V. Information regarding Series 2003-B

      1. The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2003-B as of the last day of the related
         Monthly Period ........................................................                 $      300,000,000.00
                                                                                                 ---------------------


      2. The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2003-B on the last day of the
         related  Monthly Period ...............................................                 $      300,000,000.00
                                                                                   NOTE FACTORS  ---------------------

      3. The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related
         Monthly Period ........................................................      1.0000     $      240,000,000.00
                                                                                                 ---------------------

      4. The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related
         Monthly Period ........................................................      1.0000     $       27,750,000.00
                                                                                                 ---------------------

      5. The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related
         Monthly Period ........................................................      1.0000     $       21,750,000.00
                                                                                                 ---------------------

      6. The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related
         Monthly Period ........................................................      1.0000     $       10,500,000.00
                                                                                                 ---------------------

      7. The Floating Investor Percentage with respect to the period:

      March 1, 2005 through March 31, 2005                                                                   9.4370311%
                                                                                                 ---------------------

      8. The Fixed Investor Percentage with respect to the period:

      March 1, 2005 through March 31, 2005                                                                         N/A
                                                                                                 ---------------------

      9. The amount of Investor Principal Collections applicable to Series
         2003-B ................................................................                 $       69,177,826.98
                                                                                                 ---------------------

      10a. The amount of Available Finance Charge Collections on deposit in
           the Collection Account on the related Payment Date ..................                 $        4,004,610.26
                                                                                                 ---------------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
           Section 8.04(a) of the Master Indenture .............................                 $        1,579,840.90
                                                                                                 ---------------------

      11. The Investor Default Amount for the related Monthly Period ...........                 $        1,615,919.97
                                                                                                 ---------------------

      12. The Monthly Servicing Fee for the related Monthly Period                               $          500,000.00
                                                                                                 ---------------------
      13. Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period ...................                                 22.33%
                                                                                                 ---------------------

            b. The default rate for the related Monthly Period .................                                  6.46%
                                                                                                 ---------------------


            c. The Net Portfolio Yield for the related Monthly Period ..........                                15.87%
                                                                                                 ---------------------

      d. The Base Rate for the related Monthly Period .......................                    5.86%
                                                                                ---------------------

      e. The Excess Spread Percentage for the related Monthly Period ........                   10.01%
                                                                                ---------------------
      f. The Quarterly Excess Spread Percentage for the related Monthly
         Period .............................................................                    9.12%
                                                                                ---------------------

            i) Excess Spread Percentage related to Mar-05                                       10.01%
                                                                                ---------------------

            ii) Excess Spread Percentage related to Feb-05                                       8.56%
                                                                                ---------------------

            iii) Excess Spread Percentage related to Jan-05                                      8.78%
                                                                                ---------------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from March 21, 2005 through and including
April 19, 2005 ..............................................................                 2.85000%
                                                                                ---------------------

15. Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the and related Payment Date (after taking into consideration
         deposits withdraws for the related Payment Date) ...................   $                   -
                                                                                ---------------------

      b. The Accumulation Shortfall with respect to the related Monthly
         Period .............................................................   $                   -
                                                                                ---------------------

      c. The Principal Funding Investment Proceeds deposited in the
         Collection Account to be treated as Available Finance Charge
         Collections ........................................................   $                   -
                                                                                ---------------------

16. Reserve Account

      a. The amount on deposit in the Reserve Account on the related
         Payment Date (after taking into consideration deposits and for
         the related Payment Date) ..........................................   $                   -
                                                                                ---------------------

      b. The Reserve Draw Amount for the related Monthly Period
         deposited  into the Collection Account to be treated as Available
         Finance Charge Collections .........................................   $                   -
                                                                                ---------------------

      c. Interest earnings on the Reserve Account deposited into the
         Collection Account to be treated as Available Finance Charge
         Collections ........................................................   $                   -
                                                                                ---------------------

17. Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related
         Payment Date .......................................................   $        6,750,000.00
                                                                                ---------------------


      b. The Available Cash Collateral Account Amount on the related
         Payment Date .......................................................   $        6,750,000.00
                                                                                ---------------------

18. Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related
         Monthly Period .....................................................   $                   -
                                                                                ---------------------

      b. The aggregate amount of Investor Charge-Offs reimbursed on the
         Payment Date                                                           $                   -
                                                                                ---------------------

19. The Monthly Principal Reallocation Amount for the related Monthly
    Period ..................................................................   $                   -
                                                                                ---------------------

                    Advanta Bank Corp.
                    as Servicer

                    By: /s/ MICHAEL COCO
                    Name:  Michael Coco
                    Title:  Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                          PERIOD ENDING MARCH 31, 2005

The information which is required to be prepared with respect to the Payment Date of April 20, 2005 and with respect to the performance of the Trust during the period of March 1, 2005 through March 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class
          A-1 Noteholders...........................................................  $               -
                                                                                      -----------------
      2. The amount of distribution in respect to principal payment to the Class
         A-2 Noteholders............................................................  $               -
                                                                                      -----------------
      3. The amount of distribution in respect to principal payment to the Class
         B Noteholders..............................................................  $               -
                                                                                      -----------------
      4. The amount of distribution in respect to principal payment to the Class
         C-1 Noteholders............................................................  $               -
                                                                                      -----------------
      5. The amount of distribution in respect to principal payment to the Class
         C-2 Noteholders............................................................  $               -
                                                                                      -----------------
      6. The amount of distribution in respect to principal payment to the Class
         D Noteholders..............................................................  $               -
                                                                                      -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A-1 Monthly Interest....  $         2.64973
                                                                                      -----------------
      2. The amount of distribution in respect to the Class A-2 Monthly Interest....  $         2.56667
                                                                                      -----------------
      3. The amount of distribution in respect to the Class B Monthly Interest......  $         3.62500
                                                                                      -----------------
      4. The amount of distribution in respect to the Class C-1 Monthly Interest....  $         5.66667
                                                                                      -----------------
      5. The amount of distribution in respect to the Class C-2 Monthly Interest....  $         4.95833
                                                                                      -----------------
      6. The amount of distribution in respect to the Class D Monthly Interest......  $         8.20833
                                                                                      -----------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A-1
         Noteholders................................................................  $         2.64973
                                                                                      -----------------
      2. The total amount of distribution in respect to the Class A-2
         Noteholders................................................................  $         2.56667
                                                                                      -----------------
      3. The total amount of distribution in respect to the Class B
         Noteholders................................................................  $         3.62500
                                                                                      -----------------
      4. The total amount of distribution in respect to the Class C-1
         Noteholders................................................................  $         5.66667
                                                                                      -----------------
      5. The total amount of distribution in respect to the Class C-2
         Noteholders................................................................  $         4.95833
                                                                                      -----------------
      6. The total amount of distribution in respect to the Class D
         Noteholders................................................................  $         8.20833
                                                                                      -----------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

      1. The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date.............  $  733,046,508.73
                                                                                      -----------------

      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date...............................................................  $   59,089,949.98
                                                                                      -----------------

      3. Recoveries for the preceding Monthly Period................................  $    4,262,958.84
                                                                                      -----------------

      4. The Defaulted Amount for the preceding Monthly Period......................  $   17,123,181.52
                                                                                      -----------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the preceding
         Monthly Period.............................................................               4.80%
                                                                                      -----------------

      6. The total amount of Principal Receivables in the trust at the beginning
         of the preceding Monthly Period............................................   3,178,965,891.72
                                                                                      -----------------

      7. The total amount of Principal Receivables in the trust as of the last day of the preceding.......................................................  $3,135,065,818.29
                                                                                      -----------------

      8. The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period.................  $   55,306,583.04
                                                                                      -----------------

      9. The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period...............  $   56,405,964.47
                                                                                      -----------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period............  $2,519,750,000.00
                                                                                      -----------------

      11. The Transferor Interest as of the last day of the preceding Monthly
          Period....................................................................  $  615,315,818.29
                                                                                      -----------------

12.  The transferor percentage as of the last day of the preceding Monthly Period ...........              19.63%
                                                                                               -----------------
13.  The Required Transferor Percentage .....................................................               6.00%
                                                                                               -----------------
14.  The Required Transferor Interest .......................................................  $  188,103,949.10
                                                                                               -----------------
15.  The monthly principal payment rate for the preceding Monthly Period ....................             23.059%
                                                                                               -----------------
16.  The balance in the Excess Funding Account as of the last day of the preceding
     Monthly Period .........................................................................  $               -
                                                                                               -----------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                      Percentage            Aggregate
                                                      of Total               Account
                                                     Receivables             Balance
                                                     -----------         ---------------
(a) Delinquent between 30 days and 59 days             1.184%            $ 37,796,430.52
(b) Delinquent between 60 days and 89 days             1.106%            $ 35,300,540.21
(c) Delinquent between 90 days and 119 days            0.806%            $ 25,711,914.12
(d) Delinquent between 120 days and 149 days           0.614%            $ 19,597,829.62
(e) Delinquent between 150 days and 179 days           0.581%            $ 18,539,996.18
(f) Delinquent 180 days or greater                     0.000%            $             -
                                                       -----             ---------------
(g) Aggregate                                          4.291%            $136,946,710.65
                                                       =====             ===============

V. Information regarding Series 2003-C

     1.    The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2003-C as of the last day of the related
           Monthly Period ........................................................................  $  300,000,000.00
                                                                                                    -----------------
     2.    The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2003-C on the last day of the related Monthly Period ................................................................  $  300,000,000.00
                                                                                                    -----------------
                                                                                      NOTE FACTORS

     3.    The amount of Principal Receivables in the Trust represented by the
           Class A-1 Note Principal Balance on the last day of the related
           Monthly Period ..........................................................     1.0000     $  210,000,000.00
                                                                                                    -----------------
     4.    The amount of Principal Receivables in the Trust represented by the
           Class A-2 Note Principal Balance on the last day of the related
           Monthly Period ..........................................................     1.0000     $   30,000,000.00
                                                                                                    -----------------
     5.    The amount of Principal Receivables in the Trust represented by the
           Class B Note Principal Balance on the last day of the related
           Monthly Period ..........................................................     1.0000     $   27,750,000.00
                                                                                                    -----------------
     6.    The amount of Principal Receivables in the Trust represented by the
           Class C-1 Note Principal Balance on the last day of the related
           Monthly Period ..........................................................     1.0000     $   10,000,000.00
                                                                                                    -----------------
     7.    The amount of Principal Receivables in the Trust represented by the
           Class C-2 Note Principal Balance on the last day of the related
           Monthly Period ..........................................................     1.0000     $   11,750,000.00
                                                                                                    -----------------
     8.    The amount of Principal Receivables in the trust represented by the
           Class D Note Principal Balance on the last day of the related
           Monthly Period ..........................................................     1.0000     $   10,500,000.00
                                                                                                    -----------------
     9.    The Floating Investor Percentage with respect to the period:

     March 1, 2005 through March 31, 2005                                                                   9.4370311%
                                                                                                    -----------------

     10.   The Fixed Investor Percentage with respect to the period:

     March 1, 2005 through March 31, 2005                                                                         N/A
                                                                                                    -----------------

     11.   The amount of Investor Principal Collections applicable to Series
      2003-C .................................................................. ..................  $   69,177,826.98
                                                                                                    -----------------

     12a.  The amount of Available Finance Charge Collections on deposit in the
      Collection Account on the related Payment Date .............................................  $    4,004,610.26
                                                                                                    -----------------
     12b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
       Section 8.04(a) of the Master Indenture ...................................................  $    1,579,840.90
                                                                                                    -----------------

     13.   The Investor Default Amount for the related Monthly Period ............................  $    1,615,919.97
                                                                                                    -----------------

     14.   The Monthly Servicing Fee for the related Monthly Period ..............................  $      500,000.00
                                                                                                    -----------------

     15.   Trust yields for the related Monthly Period

                  a.    The cash yield for the related Monthly Period ............................              22.33%
                                                                                                    -----------------
                  b.    The default rate for the related Monthly Period ..........................               6.46%
                                                                                                    -----------------
                  c.    The Net Portfolio Yield for the related Monthly Period ...................              15.87%
                                                                                                    -----------------
                  d.    The Base Rate for the related Monthly Period .............................               5.74%
                                                                                                    -----------------
                  e.    The Excess Spread Percentage for the related Monthly Period ..............              10.13%
                                                                                                    -----------------

           f.    The Quarterly Excess Spread Percentage for the related Monthly
                 Period ............................................................                             9.23%
                                                                                                    -----------------
                                     i)  Excess Spread Percentage related to             Mar-05                 10.13%
                                                                                                    -----------------
                                    ii)  Excess Spread Percentage related to             Feb-05                  8.63%
                                                                                                    -----------------
                                   iii)  Excess Spread Percentage related to             Jan-05                  8.92%
                                                                                                    -----------------

16.   Floating Rate Determinations:

Average Federal Funds Rate for the Interest Period from March 21, 2005 through
and including April 19, 2005                                                                                  2.77967%
                                                                                                    -----------------
LIBOR for the Interest Period from March 21, 2005 through and including April
19, 2005                                                                                                      2.85000%
                                                                                                    -----------------

Federal Funds Rate in effect for each day during the interest period of March 21, 2005 through and including April 19, 2005

March 21      2.70%     March 29       2.79%     April 6        2.72%    April 14     2.76%
March 22      2.71%     March 30       2.72%     April 7        2.73%    April 15     2.79%
March 23      2.72%     March 31       2.74%     April 8        2.76%    April 16     2.79%
March 24      2.73%     April 1        2.96%     April 9        2.76%    April 17     2.79%
March 25      2.75%     April 2        2.96%     April 10       2.76%    April 18     2.79%
March 26      2.75%     April 3        2.96%     April 11       2.75%    April 19     2.79%
March 27      2.75%     April 4        2.83%     April 12       2.78%
March 28      2.80%     April 5        2.78%     April 13       2.77%

17. Principal Funding Account

           a.    The amount on deposit in the Principal Funding Account
                 on the related Payment Date (after taking into
                 consideration deposits and withdraws for the related
                 Payment Date) .............................................................  $               -
                                                                                              -----------------
           b.    The Accumulation Shortfall with respect to the related
                 Monthly Period ............................................................  $               -
                                                                                              -----------------
           c.    The Principal Funding Investment Proceeds deposited in the
                 Collection Account to be treated as Available Finance Charge
                 Collections ...............................................................  $               -
                                                                                              -----------------

18.   Reserve Account

           a.    The amount on deposit in the Reserve Account on the
                 related Payment Date (after taking into consideration
                 deposits and withdraws for the related Payment Date) ......................  $      375,000.00
                                                                                              -----------------

           b.    The Reserve Draw Amount for the related Monthly Period
                 deposited into the Collection Account to be treated as
                 Available Finance Charge Collections ......................................  $               -
                                                                                              -----------------

           c.    Interest earnings on the Reserve Account deposited into
                 the Collection Account to be treated as Available
                 Finance Charge Collections ................................................  $               -
                                                                                              -----------------

19.   Cash Collateral Account

           a.    The Required Cash Collateral Account Amount on the
                 related Payment Date ......................................................  $    6,750,000.00
                                                                                              -----------------
           b.    The Available Cash Collateral Account Amount on the
                 related Payment Date ......................................................  $    6,750,000.00
                                                                                              -----------------
20.   Investor Charge-Offs

           a.    The aggregate amount of Investor Charge-Offs for the
                 related Monthly Period ....................................................  $               -
                                                                                              -----------------
           b.    The aggregate amount of Investor Charge-Offs reimbursed
                 on the Payment Date .......................................................  $               -
                                                                                              -----------------
21.   The Monthly Principal Reallocation Amount for the related
      Monthly Period .......................................................................  $               -
                                                                                              -----------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MICHAEL COCO
                         Name: Michael Coco
                         Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                          PERIOD ENDING MARCH 31, 2005

The information which is required to be prepared with respect to the Payment Date of April 20, 2005 and with respect to the performance of the Trust during the period of March 1, 2005 through March 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.    The amount of distribution in respect to principal payment to the Class A
                 Noteholder ......................................................................  $               -
                                                                                                    -----------------
           2.    The amount of distribution in respect to principal payment to the Class B
                 Noteholder ......................................................................  $               -
                                                                                                    -----------------
           3.    The amount of distribution in respect to principal payment to the Class C
                 Noteholder ......................................................................  $               -
                                                                                                    -----------------
           4.    The amount of distribution in respect to principal payment to the Class D
                 Noteholder ......................................................................  $               -
                                                                                                    -----------------

II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.    The amount of distribution in respect to the Class A Monthly Interest ...........            2.60000
                                                                                                    -----------------
           2.    The amount of distribution in respect to the Class B Monthly Interest ...........            3.33333
                                                                                                    -----------------
           3.    The amount of distribution in respect to the Class C Monthly
                 Interest ........................................................................            4.79167
                                                                                                    -----------------
           4.    The amount of distribution in respect to the Class D Monthly Interest ...........            8.62500
                                                                                                    -----------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.    The total amount of distribution in respect to the Class A Noteholder ...........            2.60000
                                                                                                    -----------------
           2.    The total amount of distribution in respect to the Class B Noteholder ...........            3.33333
                                                                                                    -----------------
           3.    The total amount of distribution in respect to the Class C Noteholder ...........            4.79167
                                                                                                    -----------------
           4.    The total amount of distribution in respect to the Class D Noteholder ...........            8.62500
                                                                                                    -----------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

           1.    The aggregate amount of such Collections with respect to Principal Receivables for the Monthly Period preceding such Payment Date ..............................  $  733,046,508.73
                                                                                                    -----------------
           2.    The aggregate amount of such Collections with respect to Finance Charge and
                 Administrative Receivables for the Monthly Period preceding such Payment Date ...  $   59,089,949.98
                                                                                                    -----------------
           3.    Recoveries for the preceding Monthly Period .....................................  $    4,262,958.84
                                                                                                    -----------------
           4.    The Defaulted Amount for the preceding Monthly Period ...........................  $   17,123,181.52
                                                                                                    -----------------
           5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
                 denominator is the average Receivables for the preceding Monthly Period .........               4.80%
                                                                                                    -----------------
           6.    The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period ........................................................  $3,178,965,891.72
                                                                                                    -----------------
           7.    The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period ........................................................  $3,135,065,818.29
                                                                                                    -----------------
           8.    The total amount of Finance Charge and Administrative Receivables in the Trust
                 at the beginning of the preceding Monthly Period ................................  $   55,306,583.04
                                                                                                    -----------------
           9.    The total amount of Finance Charge and Administrative Receivables in the Trust
                 as of the last day of the preceding Monthly Period ..............................  $   56,405,964.47
                                                                                                    -----------------
           10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period.....................................  $2,519,750,000.00
                                                                                                    -----------------

11.  The Transferor Interest as of the last day of the preceding Monthly
     Period.............................................................................................          $ 615,315,818.29
                                                                                                                  ----------------

12.  The transferor percentage as of the last day of the preceding Monthly
     Period.............................................................................................                     19.63%
                                                                                                                  ----------------

13.  The Required Transferor Percentage.................................................................                      6.00%
                                                                                                                  ----------------

14.  The Required Transferor Interest...................................................................          $ 188,103,949.10
                                                                                                                  ----------------

15.  The monthly principal payment rate for the preceding Monthly Period................................                    23.059%
                                                                                                                  ----------------

16.  The balance in the Excess Funding Account as of the last day of the
     preceding Monthly Period...........................................................................          $              -
                                                                                                                  ----------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                   Percentage                  Aggregate
                                                    of Total                    Account
                                                   Receivables                  Balance
(a) Delinquent between 30 days and 59 days            1.184%                $ 37,796,430.52
(b) Delinquent between 60 days and 89 days            1.106%                $ 35,300,540.21
(c) Delinquent between 90 days and 119 days           0.806%                $ 25,711,914.12
(d) Delinquent between 120 days and 149 days          0.614%                $ 19,597,829.62
(e) Delinquent between 150 days and 179 days          0.581%                $ 18,539,996.18
(f) Delinquent 180 days or greater                    0.000%                $             -
                                                      -----                 ---------------
(g) Aggregate                                         4.291%                $136,946,710.65
                                                      =====                 ===============

V. Information regarding Series 2003-D

1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-D as of the last day of the related
   Monthly Period............................................................................                     $ 400,000,000.00
                                                                                                                  ----------------

2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-D on the last day of the related
   Monthly Period............................................................................                     $ 400,000,000.00
                                                                                                                  ----------------
                                                                                                NOTE FACTORS

3. The amount of Principal Receivables in the Trust represented by
   the Class A Note Principal Balance on the last day of the related Monthly Period..........       1.0000        $ 320,000,000.00
                                                                                                                  ----------------

4. The amount of Principal Receivables in the Trust represented by
   the Class B Note Principal Balance on the last day of the related Monthly Period..........       1.0000        $  37,000,000.00
                                                                                                                  ----------------

5. The amount of Principal Receivables in the Trust represented by
   the Class C Note Principal Balance on the last day of the related Monthly Period..........       1.0000        $  29,000,000.00
                                                                                                                  ----------------

6. The amount of Principal Receivables in the trust represented by
   the Class D Note Principal Balance on the last day of the related Monthly Period .........       1.0000        $  14,000,000.00
                                                                                                                  ----------------

7. The Floating Investor Percentage with respect to the period:

March 1, 2005 through March 31, 2005                                                                                    12.5827081%
                                                                                                                  ----------------

8. The Fixed Investor Percentage with respect to the period:

March 1, 2005 through March 31, 2005                                                                                    N/A
                                                                                                                  ----------------

9. The amount of Investor Principal Collections applicable to Series 2003-D..................                     $  92,237,102.43
                                                                                                                  ----------------

10a. The amount of Available Finance Charge Collections on deposit in the
    Collection Account on the related Payment Date...........................................                     $   5,339,480.32
                                                                                                                  ----------------

10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant
    to Section 8.04(a) of the Master Indenture...............................................                     $   2,106,454.56
                                                                                                                  ----------------

11. The Investor Default Amount for the related Monthly Period...............................                     $   2,154,559.92
                                                                                                                  ----------------

12. The Monthly Servicing Fee for the related Monthly Period.................................                     $     666,666.67
                                                                                                                  ----------------

13. Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period...................................                                22.33%
                                                                                                                  ----------------

          b. The default rate for the related Monthly Period.................................                                 6.46%
                                                                                                                  ----------------

          c. The Net Portfolio Yield for the related Monthly Period..........................                                15.87%
                                                                                                                  ----------------

          d.  The Base Rate for the related Monthly Period...................................                                 5.65%
                                                                                                                  ----------------

          e.  The Excess Spread Percentage for the related Monthly Period....................                                10.22%
                                                                                                                  ----------------


        f.  The Quarterly Excess Spread Percentage for the related Monthly Period............                                 9.33%
                                                                                                                  ----------------
            i) Excess Spread Percentage related to                     Mar-05                                                10.22%
                                                                                                                  ----------------
            ii) Excess Spread Percentage related to                    Feb-05                                                 8.76%
                                                                                                                  ----------------
            iii) Excess Spread Percentage related to                   Jan-05                                                 9.02%
                                                                                                                  ----------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from  March 21, 2005 through and  including April 19, 2005                                   2.85000%
                                                                                                                  ----------------
15.  Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws
           for the related Payment Date).....................................................                     $              -
                                                                                                                  ----------------

        b. The Accumulation Shortfall with respect to the related Monthly Period.............
                                                                                                                  ----------------

        c. The Principal Funding Investment Proceeds deposited in the Collection
           Account to be treated as Available Finance Charge Collections.....................                     $              -
                                                                                                                  ----------------

16.  Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment
           Date (after taking into consideration deposits and withdraws for the
           related Payment Date).............................................................                     $              -
                                                                                                                  ----------------
        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
           Collections.......................................................................                     $              -
                                                                                                                  ----------------
        c. Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections.....................                     $              -
                                                                                                                  ----------------
17.  Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date...........                     $   9,000,000.00
                                                                                                                  ----------------
        b. The Available Cash Collateral Account Amount on the related Payment Date..........                     $   9,000,000.00
                                                                                                                  ----------------

18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.......                     $              -
                                                                                                                  ----------------
        b. The aggregate amount of Investor Charge-Offs reimbursed
           on the Payment Date...............................................................                     $              -
                                                                                                                  ----------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period.................                     $              -
                                                                                                                  ----------------

                              Advanta Bank Corp.
                              as Servicer

                              By: /s/ MICHAEL COCO
                              Name: Michael Coco
                              Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                          PERIOD ENDING MARCH 31, 2005

The information which is required to be prepared with respect to the Payment Date of April 20, 2005 and with respect to the performance of the Trust during the period of March 1, 2005 through March 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                 Total amount of principal
                CUSIP Number            to be paid               Per $1,000
                ------------     --------------------------      ----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                                 Total amount of principal
                CUSIP Number          to be paid                 Per $1,000
                ------------     --------------------------      ----------
2004-C1         00761H BG 5               325,000.00               3.25000
2004-D1                                    65,416.67               6.54167

III.  Information regarding the performance of the Advanta Business Card Master
      Trust

           1.    The aggregate amount of such Collections with respect to Principal
                 Receivables for the Monthly Period preceding such Payment Date               $    733,046,508.73
                                                                                              -------------------
           2.    The aggregate amount of such Collections with respect to Finance
                 Charge and Administrative Receivables for the Monthly Period
                 preceding such Payment Date                                                  $     59,089,949.98
                                                                                              -------------------
           3.    Recoveries for the Monthly Period preceding such Payment Date                $      4,262,958.84
                                                                                              -------------------
           4.    The Defaulted Amount for the Monthly Period preceding such Payment
                 Date                                                                         $     17,123,181.52
                                                                                              -------------------
           5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
                 Monthly Period, and the denominator is the average Receivables for
                 the preceding Monthly Period                                                                4.80%
                                                                                              -------------------
           6.    The total amount of Principal Receivables in the trust at the
                 beginning of the preceding Monthly Period                                    $  3,178,965,891.72
                                                                                              -------------------
           7.    The total amount of Principal Receivables in the trust as of the
                 last day of the preceding Monthly Period                                     $  3,135,065,818.29
                                                                                              -------------------
           8.    The total amount of Finance Charge and Administrative Receivables in
                 the Trust at the beginning of the preceding Monthly Period                   $     55,306,583.04
                                                                                              -------------------
           9.    The total amount of Finance Charge and Administrative Receivables in
                 the Trust as of the last day of the preceding Monthly Period                 $     56,405,964.47
                                                                                              -------------------
           10.   The aggregated Adjusted Invested Amounts of all Series of Notes
                 outstanding as of the last day of the preceding Monthly Period               $  2,519,750,000.00
                                                                                              -------------------
           11.   The Transferor Interest as of the end of the Monthly Period
                 preceding such Payment Date                                                  $    615,315,818.29
                                                                                              -------------------
           12.   The transferor percentage as of the end of the Monthly Period
                 preceding such Payment Date                                                                19.63%
                                                                                              -------------------
           13.   The Required Transferor Percentage                                                          6.00%
                                                                                              -------------------
           14.   The Required Transferor Interest                                             $    188,103,949.10
                                                                                              -------------------
           15.   The monthly principal payment rate for the Monthly Period preceding
                 such Payment Date                                                                         23.059%
                                                                                              -------------------
           16.   The balance in the Excess Funding Account as of the end of the
                 Monthly Period preceding such Payment Date                                   $                 -
                                                                                              -------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                   Percentage of Total      Aggregate Account
                                                       Receivables               Balance
                                                   -------------------     -------------------
(a) Delinquent between 30 days and 59 days              1.184%             $  37,796,430.52
(b) Delinquent between 60 days and 89 days              1.106%                35,300,540.21
(c) Delinquent between 90 days and 119 days             0.806%                25,711,914.12
(d) Delinquent between 120 days and 149 days            0.614%                19,597,829.62
(e) Delinquent between 150 days and 179 days            0.581%                18,539,996.18
(f) Delinquent 180 days or greater                      0.000%                            -
                                                        -----              ----------------
(g) Aggregate                                           4.291%             $ 136,946,710.65
                                                        =====              ================

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                     Initial Principal  Outstanding Principal   Adjusted Outstanding      Invested          Adjusted Invested
                          Balance              Balance           Principal Balance         Amount                 Amount
                     -----------------  ---------------------   --------------------   ----------------     -----------------
2004-C1              $ 100,000,000.00     $ 100,000,000.00        $ 100,000,000.00     $ 100,000,000.00     $ 100,000,000.00
                     ----------------     ----------------        ----------------     ----------------     ----------------
Total Class C        $ 100,000,000.00     $ 100,000,000.00        $ 100,000,000.00     $ 100,000,000.00     $ 100,000,000.00

2004-D1              $  10,000,000.00     $  10,000,000.00        $  10,000,000.00     $  10,000,000.00     $  10,000,000.00
                     ----------------     ----------------        ----------------     ----------------     ----------------
Total Class D        $  10,000,000.00     $  10,000,000.00        $  10,000,000.00     $  10,000,000.00     $  10,000,000.00
                     ----------------     ----------------        ----------------     ----------------     ----------------

Total AdvantaSeries  $ 110,000,000.00     $ 110,000,000.00        $ 110,000,000.00     $ 110,000,000.00     $ 110,000,000.00
                     ================     ================        ================     ================     ================

2.    Weighted Average Floating Allocation Amount for the related Monthly
      Period                                                                               $   110,000,000.00
                                                                                           ------------------
3.    The Floating Investor Percentage with respect to the period:

March 1, 2005 through March 31, 2005                                                                3.4602447%
                                                                                           ------------------

4.    The Fixed Investor Percentage with respect to the period:

March 1, 2005 through March 31, 2005                                                                3.4602447%
                                                                                           ------------------

5.    The amount of Investor Principal Collections applicable to the
      AdvantaSeries                                                                        $    25,365,202.92
                                                                                           ------------------
6a.   The amount of Available Finance Charge Collections on deposit in the
      Collection Account on the related Payment Date                                       $     1,468,357.06
                                                                                           ------------------
6b.   The amount of Available Finance Charge Collections not on deposit in the Collection Account on related Payment Date pursuant to Section
      8.04(a) of the Master Indenture                                                      $       579,275.05
                                                                                           ------------------
7.    The AdvantaSeries Defaulted Amount for the related Monthly Period                    $       592,503.97
                                                                                           ------------------
8.    The AdvantaSeries Monthly Servicing Fee for the related Monthly
      Period                                                                               $       183,333.33
                                                                                           ------------------
9.    AdvantaSeries performance for the related Monthly Period

            a.    The cash yield for the related Monthly Period                                         22.33%
                                                                                           ------------------
            b.    The default rate for the related Monthly Period                                        6.46%
                                                                                           ------------------
            c.    The Net Portfolio Yield for the related Monthly Period                                15.87%
                                                                                           ------------------
            d.    The Base Rate for the related Monthly Period                                           6.26%
                                                                                           ------------------
            e.    The Excess Spread Percentage for the related Monthly Period                            9.61%
                                                                                           ------------------
            f.    The Quarterly Excess Spread Percentage                                                 8.71%
                                                                                           ------------------
            g.    The Excess Spread Amount for the related Monthly Period                  $       881,378.14
                                                                                           ------------------
            h.    The average Excess Spread Amount for the three preceding
                  Monthly Periods                                                          $       799,445.40
                                                                                           ------------------

10.   Floating interest rate determinations:

            LIBOR for the Interest Period from March 21, 2005 through and
            including April 19, 2005                                                                  2.85000%
                                                                                           ------------------

11.   Required interest payments

                               Required interest        Interest shortfalls      Amounts withdrawn from
                             amounts with respect to       and additional          the Collection Account
                             the current Interest       interest from prior     for payment of required        Unpaid required
                                   Period                    Periods                interest amounts           interest amounts
                             -----------------------    --------------------    --------------------------     ----------------
2004-C1                         $ 325,000.00                 $     -                    $ 325,000.00                 $   -
                                ------------                 -------                    ------------                 -----
Total Class C                   $ 325,000.00                 $     -                    $ 325,000.00                 $   -

2004-D1                         $  65,416.67                 $     -                    $  65,416.67                 $   -
                                ------------                 -------                    ------------                 -----
Total Class D                   $  65,416.67                 $     -                    $  65,416.67                 $   -
                                ------------                 -------                    ------------                 -----

Total Advanta Series            $ 390,416.67                 $     -                    $ 390,416.67                 $   -
                                ============                 =======                    ============                 =====

12.  Principal Funding Account

       Beginning       Required Principal    Actual Deposit   Principal Funding  Amount Withdrawn   Withdrawals         Ending
   Principal Funding    Deposit Amount to   to the Principal Sub-Account Amount     for Payment     of Coverage    Principal Funding
      Sub-Account     the Principal Funding      Funding          prior to        of Principal to  Funding Excess     Sub-Account
        Amount             Sub-Account         Sub-Account       Withdrawals        Noteholders        Amount           Amount
   -----------------  --------------------- ---------------- ------------------ -----------------  --------------  -----------------
NOTHING TO REPORT

13.  Coverage Funding Required Amounts

            a.    Coverage Funding Amount as of the end of the related Monthly Period              $            -
                                                                                                   --------------
            b.    The Coverage Funding Amount for the Class A Notes as of the
                  end of the related Monthly Period                                                $            -
                                                                                                   --------------
            c.    The Coverage Funding Amount for the Class B Notes as of the
                  end of the related Monthly Period                                                $            -
                                                                                                   --------------
            d.    The Coverage Funding Amount for the Class C Notes as of the
                  end of the related Monthly Period                                                $            -
                                                                                                   --------------

14.  Cash Collateral Account

            a.    The Required Cash Collateral Account Amount on the related
                  Payment Date                                                                     $ 2,475,000.00
                                                                                                   --------------
            b.    The Available Cash Collateral Account Amount on the related
                  Payment Date                                                                     $ 2,475,000.00
                                                                                                   --------------
            c.    Has a Portfolio Decline Event occurred with respect to the
                  Monthly Period preceding such Payment Date                                             NO
                                                                                                   --------------

15.  Spread Account

            a.    The Required Spread Account Amount on the related Payment Date                   $            -
                                                                                                   --------------
            b.    The amount on deposit in the Spread Account on the related
                  Payment Date                                                                     $            -
                                                                                                   --------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                Required                                Excess of Subordinated
                    Required subordination    Subordinated                               Notes over Required
                          percentage             Amount        Subordinated Notes         Subordinated Amount
                    -----------------------   -------------    ------------------       ----------------------
Class A                    21.5805%           $           -     $ 110,000,000.00            $ 110,000,000.00
Class B                     8.9918%                       -       110,000,000.00              110,000,000.00
Class C                     3.6269%            3,626,900.00        10,000,000.00                6,373,100.00

17.   Adjusted Invested Amount

                                                                   Increase from the
                                            Initial Principal      withdrawal of the                            Reduction due to
                                             Balances and any      Coverage Funding        Increase from         reallocation of
                                          increases from the      Excess Amount from      reimbursements of    Available Principal
                     Beginning Adjusted     issuance of any      the Principal Funding   Adjusted Invested       Collection and
                      Invested Amount        additional Notes          Sub-Account          Amount Deficit      Investor Charge-Offs
                     ------------------   -------------------    ---------------------  ------------------    ----------------------
2004-C1               $ 100,000,000.00          $    -                 $    -                  $    -                 $    -
                      ----------------          ------                 ------                  ------                 ------
Total Class C         $ 100,000,000.00          $    -                 $    -                  $    -                 $    -

2004-D1               $  10,000,000.00          $    -                 $    -                  $    -                 $    -
                      ----------------          ------                 ------                  ------                 ------
Total Class D         $  10,000,000.00          $    -                 $    -                  $    -                 $    -
                      ----------------          ------                 ------                  ------                 ------
Total AdvantaSeries   $ 110,000,000.00          $    -                 $    -                  $    -                 $    -
                      ================          ======                 ======                  ======                 ======

                      Reduction due to
                     amounts deposited
                     into the Principal
                        Funding Sub-           Ending Adjusted Invested
                           Account                     Amount
                    ---------------------      ------------------------
2004-C1                     $    -                $ 100,000,000.00
                            ------                ----------------
Total Class C               $    -                $ 100,000,000.00

2004-D1                     $    -                $ 10,000,000.00
                            ------                ----------------
Total Class D               $    -                $ 10,000,000.00
                            ------                ----------------
Total AdvantaSeries         $    -                $ 110,000,000.00
                            ======                ================

                                          Advanta Bank Corp.
                                          as Servicer

                                          By: /s/ MICHAEL COCO
                                          ------------------------------
                                          Name: Michael Coco
                                          Title: Vice President and Treasurer